Trent Equity Fund
                                  Annual Report

                               For the Year Ended
                                 August 31, 1998

                               Trent Equity Fund

September, 1998

Dear Shareholder:

The poor August stock market took its toll on Trent Equity Fund as it did on funds across the board. Even though the recent drop in the market was dramatic, we must not lose the perspective that short-term fluctuations are an unavoidable part of investing for the long run. We are confident that the increasing earnings of the strong companies in which we invest will continue to be reflected over a longer period of time in rising stock prices. The Fund stays fully invested and will continue that approach in the future: We think it is the best formula for long- term success. For the twelve-month period ending August 31, 1998, the Trent Equity Fund was up 2.77% as compared with a gain of 8.31% for the S&P 500 with dividends re-invested. The last trading day of the Fund's fiscal year -- August 31, 1998 -- was the day of the 512 point drop in the Dow Jones Industrial Average. After eleven months -- ending July 31, 1998 -- the Fund was up 16.45%: August certainly took its toll.

ACTIVITY IN CURRENT HOLDINGS

Primarily because of August's market drop, there are only a couple of holdings that merit mention for gains during the six-month period ending August 31, 1998. Harley-Davidson gained 17% primarily because of a partial liquidation in July 1998 prior to the market drop. Harley's earnings continue to grow at a plus 20% annualized rate. Newell rose 4% during the six-month period because its revenues are virtually totally US-based and thus have not been affected by the Asian economic turmoil. The worst performers during the six-month period were Michael's Stores, off 29%; Disney, off 26%; Crown Cork & Seal, off 39%; and Hewlett-Packard, off 27%. The drop in Michael's Stores' stock price reflects a general drop in retail stock prices due to concern about the effect of a possible recession on consumer purchasing habits. The Fund has owned Michael's Stores since 1995. We purchased the stock because of its dominance in the arts and crafts retail sector and because the stock price had dropped due to management missteps. It has been our continuing belief that Michael's Stores has a unique franchise because of its domination in a retail sector in which all competitors are mom-and-pop stores. Michael's Stores' new management team has been doing everything right, including inventory control and store format. We believe that Michael's Stores is in the midst of a four-year long recovery and a return to the high profit margin of 1994. The drop in Disney is due primarily to Asian exposure, some tough earnings comparisons for its Creative Content division and weak ratings at its ABC television network. The drop in Crown Cork & Seal is due to the global nature of Crown Cork's business. Hewlett-Packard is one of the leading technology companies, which as an investor gives us great comfort. When we purchased Hewlett-Packard in December 1997, we did so with the thought that its stock price was particularly attractive. In the face of current slow revenue growth, we are happy to take a longer-term view that Hewlett-Packard's strong presence in technology will lead to strong future growth.

NEW HOLDINGS

New purchases during the six month period were Campbell Soup, Caterpillar, Claire's Stores, Schlumberger, Sinclair Broadcasting and Tribune Company. We added to positions in Crown Cork & Seal, Intel, Nike, Oakley, Qualcomm and Young Broadcasting. Campbell Soup is the leading US manufacturer of canned soup and is a major manufacturer/marketer of spaghetti and Mexican sauces, bakery products and fruit and vegetable juices. In addition to the Campbell's name, brand names include Pepperidge Farm, Prego, Godiva and V8. As the world's largest producer of earth moving equipment, Caterpillar adds a nice diversification to the Fund in the category of Capital Goods. We purchased Caterpillar at an unusually low price-earnings ratio relative to the market's P/E. Claire's Stores is the largest US costume jewelry retailer. The retail group has recently purchased the Mr. Rags apparel chain and has launched the Just Nikki catalog. For the past year, oil service stocks have been pummeled. We have recently purchased Schlumberger, one of the leading oil field service companies, after a large drop in stock price due to the falling price of oil. Schlumberger is at a historic low price-earnings ratio relative to the market. Sinclair Broadcasting is an attractively priced TV broadcasting group based in Baltimore. In addition to the Chicago Tribune, Tribune Company owns newspapers in Orlando and Fort Lauderdale, two dynamic, fast growing areas. In addition, the company owns sixteen major market TV stations. Operating income is evenly distributed between newspaper and TV broadcasting.

SIGNIFICANT REALIZED GAINS AND LOSSES

Young Broadcasting was sold in July 1998 after the company announced that it was seeking a buyer. The Fund made a 43% gain on Young Broadcasting.

We are optimistic that those nations suffering from currency devaluation and foreign credit problems will emerge from their problems with much stronger fiscal and monetary discipline and order. Due to free trade, low inflation, increased productivity through technology, and the privatization of nationalized industries, the next twenty years should be excellent for global commerce. Trent Equity Fund owns excellent companies with bright prospects that we fully expect to participate in that growth.

We thank you for being an investor in Trent Equity Fund.


                                                 TRENT CAPITAL MANAGEMENT, INC.

                               Trent Equity Fund
Value of $10,000 vs. the S&P 500 Index
Average Annual Total Return
Period Ended August 31, 1998
1 Year.....................  2.77%
5 Year.....................  7.92%
Since Inception (8/13/90)*. 11.48%

Date     Fund     S&P
9/2/90   10,000   10,000
12/31/90 9,840    7,496
6/30/91  12,900   8,563
12/31/91 15,280   9,779
6/30/92  13,980   9,704
12/31/92 15,790   10,528
6/30/93  15,157   11,027
12/31/93 16,640   11,586
6/30/94  15,421   11,181
12/31/94 14,890   11,733
6/30/95  17,305   14,103
12/31/95 17,014   16,137
6/30/96  19,898   17,758
12/31/96 20,487   19,847
6/30/97  23,666   23,923
12/31/97 25,648   26,465
6/30/98  30,515   31,131
8/31/98  24,000   26,360



Past performance is not predictive of future performance.

The S&P 500 is a broad  market-weighted  average of U.S.  blue-chip  companies.
 The index is unmanaged and returns include  reinvested dividends.

*Performance for the Trent Equity Fund reflects the performance of the Trent Partners LP, whose assets were transferred into the Trent Equity Fund on September 11, 1992, net of actual fees and expenses.

                               Trent Equity Fund


SCHEDULE OF INVESTMENTS at August 31, 1998
------------------------------------------------------------------------------------------------------------------------------------
      Shares         COMMON STOCKS: 99.2%                                                             Market Value
------------------------------------------------------------------------------------------------------------------------------------
                     Commercial Services: 1.8%
       2,500         Gartner Group, Inc., Class A*...........................................             $ 57,813
                                                                                                          --------

                     Computers: 3.9%
       2,600         Hewlett-Packard Company.................................................              126,262
                                                                                                           -------

                     Consumer Products: 9.9%
       2,062         Gillette Company........................................................               84,800
       3,800         Nike, Inc., Class B.....................................................              131,813
      10,500         Oakley, Inc.*...........................................................              105,656
                                                                                                           -------
                                                                                                           322,269
                                                                                                           -------
                     Containers: 2.3%
       2,300         Crown Cork & Seal Company, Inc..........................................               75,325
                                                                                                            ------

                     Entertainment: 4.6%
       5,475         Walt Disney Company.....................................................              150,220
                                                                                                           -------

                     Financial Services: 12.1%
       3,150         American Express Company................................................              245,700
       3,750         Federal Home Loan Mortgage Corp.........................................              148,125
                                                                                                           -------
                                                                                                           393,825
                                                                                                           -------
                     Food and Beverage: 6.7%
       2,400         Campbell Soup Company...................................................              120,900
       1,500         Coca-Cola Company.......................................................               97,688
                                                                                                            ------
                                                                                                           218,588
                                                                                                           -------
                     Household Products: 11.1%
       4,000         Libbey, Inc.............................................................              122,250
       5,000         Newell Company..........................................................              238,750
                                                                                                           -------
                                                                                                           361,000
                                                                                                           -------
                     Machinery: 4.4%
       3,380         Caterpillar, Inc........................................................              142,594
                                                                                                           -------

                               Trent Equity Fund

SCHEDULE OF INVESTMENTS at August 31, 1998, Continued
------------------------------------------------------------------------------------------------------------------------------------
      Shares                                                                                           Market Value
                     Medical Supplies: 6.6%
       1,600         Abbott Laboratories.....................................................             $ 61,600
       2,200         Johnson & Johnson.......................................................              151,800
                                                                                                           -------
                                                                                                           213,400
                                                                                                           -------

                     Oil - Field Services: 3.2%
       2,400         Schlumberger Ltd........................................................              105,150
                                                                                                           -------

                     Publishing - Newspapers: 4.4%
       2,200         Tribune Company.........................................................              141,763
                                                                                                           -------

                     Recreation: 6.8%
       7,150         Harley-Davidson, Inc....................................................              220,309
                                                                                                           -------

                     Retail: 14.7%
       7,600         Claire's Stores, Inc....................................................              114,000
       2,775         McDonald's Corp.........................................................              155,573
       7,150         Michaels Stores, Inc.*..................................................              168,025
       8,000         PETsMART, Inc.*.........................................................               39,500
                                                                                                            ------
                                                                                                           477,098
                                                                                                           -------

                     Semiconductors: 2.8%
       1,275         Intel Corp..............................................................               90,764
                                                                                                            ------

                     Telecommunications: 3.1%
       2,300         QUALCOMM, Inc.*.........................................................              101,056
                                                                                                           -------

                     Television: 0.8%
       1,600         Sinclair Broadcast Group, Inc., Class A.................................               25,700
                                                                                                            ------

                     Total Investments in Securities (cost $2,946,372+): 99.2% ..............            3,223,136
                     Other Assets less Liabilities: 0.8%.....................................               24,433
                                                                                                            ------
                     Total Net Assets: 100.0% ...............................................           $3,247,569
                                                                                                        ==========

* Non-income producing security.


                               Trent Equity Fund

SCHEDULE OF INVESTMENTS at August 31, 1998, Continued
------------------------------------------------------------------------------------------------------------------------------------
 + At August 31, 1998, the cost of investments  for Federal tax purposes was the
same  as  the  basis  for  financial  reporting.   Unrealized  appreciation  and
depreciation of securities were as follows:

                     Gross unrealized appreciation...........................................            $ 664,630
                     Gross unrealized depreciation...........................................             (387,866)
                                                                                                          --------
                           Net unrealized appreciation.......................................            $ 276,764
                                                                                                         =========

See accompanying Notes to Financial Statements.

                               Trent Equity Fund

STATEMENT OF ASSETS AND LIABILITIES at August 31, 1998
------------------------------------------------------------------------------------------------------------------------------------

ASSETS
      Investments in securities, at value (cost $2,946,372) .................................           $3,223,136
      Cash...................................................................................               41,066
      Receivables:
            Dividends........................................................................                2,345
            Fund shares sold.................................................................                9,125
      Other assets...........................................................................                   28
                                                                                                                --
            Total assets ....................................................................            3,275,700
                                                                                                         ---------

LIABILITIES
      Payables:
         Advisory fees ......................................................................               11,036
         Administration fee..................................................................                  595
      Accrued audit fee......................................................................               12,039
      Accrued expenses.......................................................................                4,461
                                                                                                             -----
            Total liabilities................................................................               28,131
                                                                                                            ------

NET ASSETS    ...............................................................................           $3,247,569
                                                                                                        ==========

Net asset value, offering and redemption price per share
      ($3,247,569/265,590 shares outstanding;
      unlimited number of shares authorized without par value)  .............................               $12.23
                                                                                                            ======

COMPONENTS OF NET ASSETS
      Paid-in capital .......................................................................           $2,500,608
      Undistributed net realized gain on investments.........................................              470,197
      Net unrealized appreciation on investments.............................................              276,764
                                                                                                           -------
            Net assets ......................................................................           $3,247,569
                                                                                                        ==========

See accompanying Notes to Financial Statements.

                               Trent Equity Fund

STATEMENT OF OPERATIONS - For the Year Ended August 31, 1998
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
      Income
            Dividends........................................................................             $ 31,353
            Interest.........................................................................                  924
                                                                                                               ---
                  Total income...............................................................               32,277
                                                                                                            ------

      Expenses
            Advisory fees....................................................................               43,550
            Administration fee...............................................................               15,000
            Fund accounting fees.............................................................               13,104
            Audit fee........................................................................               12,027
            Transfer agent fees..............................................................               10,713
            Reports to shareholders..........................................................                4,565
            Custody fees.....................................................................                4,291
            Trustee fees.....................................................................                3,815
            Registration fees................................................................                3,615
            Legal fees.......................................................................                3,178
            Miscellaneous....................................................................                2,585
            Insurance........................................................................                  180
                                                                                                               ---
                  Total expenses.............................................................              116,623
                  Less: expenses waived and reimbursed.......................................              (40,884)
                                                                                                           -------
                  Net expenses...............................................................               75,739
                                                                                                            ------
                        Net investment loss .................................................              (43,462)
                                                                                                           -------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
            Net realized gain from security transactions.....................................              782,584
            Net change in unrealized appreciation on investments.............................             (611,439)
                                                                                                          --------
                  Net realized and unrealized gain on investments............................              171,145
                                                                                                           -------
                        Net increase in net assets resulting from operations ................            $ 127,683
                                                                                                         =========

See accompanying Notes to Financial Statements.

                               Trent Equity Fund

STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                      Year                Year
                                                                                      Ended               Ended
                                                                                   August 31,          August 31,
                                                                                      1998                1997
------------------------------------------------------------------------------------------------------------------------------------

INCREASE IN NET ASSETS FROM:
OPERATIONS
   Net investment loss........................................................       $ (43,462)         $ (24,679)
   Net realized gain (loss) from security transactions........................         782,584           (108,559)
   Net change in unrealized appreciation on investments.......................        (611,439)           735,603
                                                                                      --------            -------
      Net increase in net assets resulting from operations ...................         127,683            602,365
                                                                                       -------            -------

CAPITAL SHARE TRANSACTIONS
   Net decrease in net assets derived from net change
      in outstanding shares (a)...............................................        (199,961)          (321,146)
                                                                                      --------           --------

      Total (decrease) increase in net assets ................................         (72,278)           281,219

NET ASSETS
   Beginning of year..........................................................       3,319,847          3,038,628
                                                                                     ---------          ---------
End of year ..................................................................      $3,247,569         $3,319,847
                                                                                    ==========         ==========

(a) A summary of capital share transactions is as follows:

                                                                   Year                            Year
                                                                   Ended                           Ended
                                                              August 31, 1998                 August 31, 1997
------------------------------------------------------------------------------------------------------------------------------------
                                                          Shares            Value         Shares           Value
------------------------------------------------------------------------------------------------------------------------------------
Shares sold .........................................      19,742        $ 281,652         14,605       $ 158,843
Shares redeemed......................................     (33,215)        (481,613)       (43,688)       (479,989)
                                                          -------         --------        -------        --------
Net decrease ........................................     (13,473)       $(199,961)       (29,083)      $(321,146)
                                                          =======        =========        =======       =========

See accompanying Notes to Financial Statements.

                               Trent Equity Fund

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each year
------------------------------------------------------------------------------------------------------------------------------------

                                                                           Year Ended August 31,
------------------------------------------------------------------------------------------------------------------------------------

                                                             1998       1997       1996       1995       1994
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year......................    $11.90     $ 9.86     $10.24     $11.50     $11.66
Income from investment operations:
      Net investment loss...............................     (0.16)     (0.10)     (0.06)      0.00      (0.07)
      Net realized and unrealized gain
         on investments.................................      0.49       2.14       0.67       0.67       0.15
                                                              ----       ----       ----       ----       ----
Total from investment operations........................      0.33       2.04       0.61       0.67       0.08
                                                              ----       ----       ----       ----       ----
Less distributions:
      From net investment income........................      0.00       0.00       0.00       0.00       0.00
      From net capital gains............................      0.00       0.00      (0.99)     (1.93)     (0.24)
                                                              ----       ----      -----      -----      -----
Total distributions.....................................      0.00       0.00      (0.99)     (1.93)     (0.24)
                                                              ----       ----      -----      -----      -----
Net asset value, end of year............................    $12.23     $11.90     $ 9.86     $10.24     $11.50
                                                            ======     ======     ======     ======     ======

Total return............................................      2.77%     20.69%      7.23%      9.38%     0.64%

Ratios/supplemental data:

Net assets, end of period (millions)....................    $  3.2     $  3.3     $  3.0     $  3.8     $  3.9

Ratio of expenses to average net assets:
      Before expense reimbursement......................      3.08%      3.48%      3.63%      3.65%      3.16%
      After expense reimbursement.......................      2.00%      2.00%      2.10%      1.85%      1.85%
Ratio of net investment loss to average net assets:
      Before expense reimbursement......................     (2.23)%    (2.25)%    (2.15)%    (2.00)%    (1.68)%
      After expense reimbursement.......................     (1.15)%    (0.76)%    (0.62)%    (0.15)%    (0.36)%

Portfolio turnover rate.................................     41.14%     43.81%     59.33%     46.52%    149.25%




See accompanying Notes to Financial Statements.

                               Trent Equity Fund

NOTES TO FINANCIAL STATEMENTS at August 31, 1998
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

      Trent Equity Fund (the "Fund") is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-end management investment company. The Fund began operations on September 2, 1992. The investment objective of the Fund is to seek capital appreciation, both realized and unrealized. The Fund seeks to achieve its objective by investing primarily in equity securities.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

      A. Security Valuation. Investments in securities traded on a national securities exchange or included in the NASDAQ National Market System are valued at the last reported sales price at the close of regular trading on the last business day of the period; securities traded on an exchange or NASDAQ for which there have been no sales and other over-the-counter securities are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

      B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

      C. Security Transactions, Investment Income and Distributions. As is common in the industry, security transactions are accounted for on the trade date. The cost of securities owned on realized transactions is relieved on a first-in, first-out basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

      D. Use of Estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

      For the year ended August 31, 1998, Trent Capital Management, Inc. (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space and certain administrative services, and most of the personnel needed by the Fund. As compensation for its services, the Advisor was entitled to a monthly fee at the annual rate of 1.15% based upon the average daily net assets of the Fund. For the year ended August 31, 1998, the Fund incurred $43,550 in advisory fees. The Advisor has voluntarily limited the Fund's expenses to the annual level of 2.00% of average daily net assets. Total reimbursed expenses from the Advisor for the year ended August 31, 1998 was $32,846.

      Investment Company Administration Corporation (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator received a fee equal to the greater of 0.25% of the Fund's average daily net assets or $15,000. During the year ended August 31, 1998, the Administrator waived $8,038 of its fee.

      First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator and receives no compensation for its services.

      Certain officers and trustees of the Trust are also officers and/or directors of the Administrator and the Distributor.

NOTE 4 - INVESTMENT TRANSACTIONS

      The cost of purchases and the proceeds from sales of securities, other than short-term investments, for the year ended August 31, 1998, were $1,521,647 and $1,782,413, respectively.

REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Shareholders of
      the Trent Equity Fund and
      Board of Trustees of
      Professionally Managed Portfolios

      We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Trent Equity Fund (a series of Professionally Managed Portfolios) as of August 31, 1998, and the related statements of operations for the year then ended and the changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

       We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Trent Equity Fund as of August 31, 1998, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                              TAIT, WELLER & BAKER


Philadelphia, Pennsylvania
September 11, 1998

                                     Advisor
                         Trent Capital Management, Inc.
                              3101 North Elm Street
                                    Suite 150
                        Greensboro, North Carolina 27408
                                 (336) 282-9302

                                   Distributor
                          First Fund Distributors, Inc.
                            4455 East Camelback Road
                                   Suite 261E
                             Phoenix, Arizona 85018

                                    Custodian
                                 Star Bank, N.A.
                                425 Walnut Street
                             Cincinnati, Ohio 45202

                                 Transfer Agent
                          American Data Services, Inc.
                                  P.O. Box 5536
                         Hauppauge, New York 11788-0132

                                    Auditors
                              Tait, Weller & Baker
                       Eight Penn Center Plaza, Suite 800
                        Philadelphia, Pennsylvania 19103

                                  Legal Counsel
                      Paul, Hastings, Janofsky & Walker LLP
                        345 California Street, 29th Floor
                         San Francisco, California 94104


     This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

     Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.